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                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-50261 of McKesson Corporation on Form S-8 of our report dated September 26, 2001 appearing in the Annual Report on Form 11-K of the McKesson Corporation Profit-Sharing Investment Plan, formerly the McKesson HBOC, Inc. Profit-Sharing Investment Plan, for the fiscal year ended March 31, 2001.


                                          /s/ Deloitte & Touche LLP
                                          San Francisco, California
                                          September 26, 2001